UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2013 (July 25, 2013)

BITZIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(866) 824-7881

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed on May 14, 2013, the Company had entered into an agreement to acquire Tech Hollywood Studios Corp. (“Tech Hollywood”). Tech Hollywood is a technology provider and interactive media company committed to redefining how television programming is monetized. Tech Hollywood is developing “IWantIt”, a highly scalable technology platform comprised of a front-end mobile app being deployed on all major mobile platforms, and a comprehensive back-end commerce platform.

As of July 25, 2013 the Company determined that it was going to be unable to obtain the necessary financing to complete this proposed transaction and has cancelled its agreement with Tech Hollywood.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 25, 2013, Bitzio, Inc. appointed Hubert J. Blanchette to its Board of Directors. From 2006 to present, Mr. Blanchette has held the position of Director of Skipjack Dive & Dancewear Inc., and from 2003 to present has held the position of Director Chronic Car Audio Inc. Mr. Blanchette was added to the Board of Directors because of his experience with turn around management.

Effective July 25, 2013, and subsequent to the appointment of Mr. Blanchette to the Board of Directors, Peter Henricsson resigned as the Company’s President, Chief Executive Officer, Principal Executive Officer and Chairman of its Board of Directors. There was no dispute between Mr. Henricsson and the Company’s management.

Effective July 25, 2013, Gordon McDougall, as a member of its Board of Directors, nominated Mr. Blanchette for the positions of President, Chief Executive Officer, Secretary, Chief Financial Officer and Chairman of the Board. The board approved the nominations and Mr. Blanchette accepted to acting as the Chief Executive Officer, President, Secretary, Chief Financial Officer and Chairman of the Board for Bitzio.

Effective July 25, 2013, and subsequent to the appointment of Mr. Blanchette as Chairman of the Board of Directors, Gordon McDougall resigned as the Company’s Principal Accounting and Financial Officer, and from its Board of Directors. There was no dispute between Mr. McDougall and the Company’s management.

Item 9.01. Exhibits

The following documents are included as exhibits and are hereby incorporated into this Current Report on Form 8-K by this reference:

No.	Description

10.1	Termination Agreement with Tech Hollywood Studios Corp. dated July 25, 2013.
10.2	Resignation of Peter Henricsson dated July 25, 2013.
10.3	Consent to Act as President, Chief Executive Officer, Secretary and Chief Financial Officer dated July 25, 2013.
10.4	Resignation of Gordon McDougall dated July 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2013	BITZIO, INC.

	By:	/s/ Hubert J. Blanchette
Hubert J. Blanchette
Chairman and Chief Executive Officer